                                                                     EXHIBIT (5)

---------------------------------------------------------------------------------------------------------------------------------
PRODUCER INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------------------
Important Reminders     The following are guidelines for completing the application:

                        .    All signatures must be original (i.e., not stamped, photocopied, or faxed).
                        .    Complete appropriate sections prior to signing the application. Never sign or let anyone else sign a blank application.
                        .    Do not use dashes, blanks, and/or ditto marks to record answers. If any of these methods are used, the application will be amended.
                        .    Do not use "white out" to make changes. If a change is made to an answer, the appropriate party(ies)
                             must initial the change. If not initialed by the appropriate party(ies) the application will be amended. If seven (7) or more changes are made, even if these changes are initialed, a new application must be completed.
                        .    Once the application is signed, no additional information can be added unless the change is made and initialed by the appropriate party(ies).
                        .    Prior to solicitation, the Producer must be licensed in the state of New York. Also, the Producer must be appointed by Pacific Life & Annuity.
                        .    The product being applied for must be approved for sale in the state of New York.
                        .    The solicitation, execution of the application, medical exam, and delivery of the policy must take place in the state of New York.

                        Note: The Producer/Home Office Administrative Worksheet, which is part of the illustration, will assist you in completing the application.
---------------------------------------------------------------------------------------------------------------------------------
Signature Requirements        Party                                         When Signature is Required
---------------------------------------------------------------------------------------------------------------------------------
                        Applicant*          Always required. The Applicant is the party that initiates and applies for the life insurance policy.
                        Proposed Insured    Required if other than Applicant. If the Proposed Insured is under age 16, a parent or guardian must sign for the Proposed Insured.
                        Additional Insured  If submitting an application for a Second-to-Die life insurance policy or additional insured term rider.
                        Owner*              If other than the Applicant or the Proposed Insured.
                        Producer            Always required.
                        ---------------------------------------------------------------------------------------------------------
                        *If a Corporation, the signature and title of an authorized officer other than the Proposed Insured(s)
                        is required, and the full name of the corporation must be shown. If a Trust, the signature of the
                        Trustee(s) is required.
---------------------------------------------------------------------------------------------------------------------------------
Temporary Insurance     TIA Qualifications  To qualify for temporary life insurance, the Proposed Insured(s) must be:
Requirements                                .    able to answer "No" to all of the questions on the Temporary Insurance Agreement
                                            .    over 15 days of age and under the age of 70
                        ---------------------------------------------------------------------------------------------------------
                        Submitting TIAs     The TIA is limited to $1,000,000 for individual products and $1,500,000 for
                                            Second-to-Die products.

                                            When submitting money (or initial premium) with an application:
                                            .    it is preferred that the check for the TIA, application, and TIA form all have the same date
                                            .    if the producer is unable to obtain a check at the time the application is completed, the check may be dated up to 3 days later than the TIA and application
                                            .    the check, TIA, and application must be sent to Pacific Life & Annuity at the same time
---------------------------------------------------------------------------------------------------------------------------------
Sales Illustration      The complete illustration including the Producer/Home Office Administration Worksheet and Input page(s), representing how the policy is being applied for, must be submitted with the application. The following are additional requirements by product type:
---------------------------------------------------------------------------------------------------------------------------------
                        Non-Variable Life Insurance     The illustration must be signed by the Applicant and Producer.
                        ---------------------------------------------------------------------------------------------------------
                        Variable Life Insurance         The Illustration Disclosure - Form 85-21827, must be signed by the
                                                        Applicant.
---------------------------------------------------------------------------------------------------------------------------------
SPECIAL NEW YORK REQUIREMENTS
---------------------------------------------------------------------------------------------------------------------------------
Definition of           To determine if a life insurance policy or annuity contract is to replaced, prior to taking the
Replacement             application, the Producer must review the Definition of Replacement - Form 85-21774, with the
                        Applicant(s). The form must be signed by the Applicant(s) and Producer before an application can be taken in the state of New York.
                        ---------------------------------------------------------------------------------------------------------
                                     If                                                 Then
                        ---------------------------------------------------------------------------------------------------------
                        All of the questions on the     No replacement is involved an application may be taken.
                        Definition of Replacement
                        form are answered "No"
                        ---------------------------------------------------------------------------------------------------------
                        Any question on the            A replacement is involved and an application may not be taken at that
                        Definition of Replacement      time. The New York Regulation 60 Authorization to Release Information -
                        is answered "Yes"              Form 85-21957 is required and the New York Regulation 60 procedures must be completed. (Refer to the New York Regulation 60 Replacement Procedures
                                                       - Form 85-21956.)
                        ---------------------------------------------------------------------------------------------------------
                        Note: The Definition of Replacement - Form 85-21774, must accompany every application for life insurance even if a replacement is not involved.
---------------------------------------------------------------------------------------------------------------------------------
BUYER'S GUIDE           New York requires a Buyer's Guide be given to the Applicant at or prior to taking an application.
---------------------------------------------------------------------------------------------------------------------------------
AP2004-NY                                                                                                    85-23808-04  10/2003
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

Pacific Life & Annuity Company
Mailing   Life Insurance Operations Center                        [LOGO OF PL&A]
Address   P.O. Box 6520 o Newport Beach, CA 92658-6520
          (888) 595-6997

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

APPLICATION FOR LIFE INSURANCE, PART I
---------------------------------------------------------------------------------------------------------------------------------
SECTION A               CLIENT INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
Proposed Insured        1. Name of Proposed Insured:  First    MI     Last (Print as to appear in policy)   2. Sex
Complete for all Life                                                                                       [_] Male [_] Female
Insurance Policies.     ---------------------------------------------------------------------------------------------------------
                        3. Date of Birth       4.Age (Nearest birthday)       5. Place of Birth            6.Social Security #

                        ---------------------------------------------------------------------------------------------------------
                        7. Driver's License # & State       8. Telephone #     9. E-mail Address

                        ---------------------------------------------------------------------------------------------------------
                        10. Address:  Street                    City            County          State Zip Code      11. How Long

                        ---------------------------------------------------------------------------------------------------------
                        12. Employer's Name

                        ---------------------------------------------------------------------------------------------------------
                        13. Employer's Address:  Street         City            County          State Zip Code      14. How Long

                        ---------------------------------------------------------------------------------------------------------
                        15. Occupation                                          16. Type of Business

---------------------------------------------------------------------------------------------------------------------------------
Proposed Additional     17. Name of Additional Proposed Insured: First   MI     Last (Print as to appear in policy)    18.Sex
Insured                                                                                                                [_] Male
Complete for a Joint                                                                                                   [_] Female
and Last Survivor Life  ---------------------------------------------------------------------------------------------------------
Insurance Policy or     19. Date of Birth       20. Age (Nearest birthday)      21. Place of Birth      22. Social Security #
for a Term Rider on
Another Covered         ---------------------------------------------------------------------------------------------------------
Person for an           23. Driver's License # & State  24. Telephone #         25. E-mail Address
Individual Life
Insurance Policy.       ---------------------------------------------------------------------------------------------------------
                        26. Employer's Address: Street          City            County          State Zip Code      27. How Long

                        ---------------------------------------------------------------------------------------------------------
                        28. Employer's Name

                        ---------------------------------------------------------------------------------------------------------
                        29. Employer's Address: Street          City            County          State Zip Code      30. How Long

                        ---------------------------------------------------------------------------------------------------------
                        31.Occupation                   32.Type of Business                     33.Relationship to Insured

---------------------------------------------------------------------------------------------------------------------------------
Owner                   34. Name of Owner(s) (Print as to appear in policy: First/Middle/Last)
Complete only if
Owner is other than     ---------------------------------------------------------------------------------------------------------
the Insured(s). If      35. Address: Street                     City            County         State Zip Code
Trust, give name of
trust, trustee, and     ---------------------------------------------------------------------------------------------------------
date of trust.          36. Relationship to Insured(s)

                        ---------------------------------------------------------------------------------------------------------
                        37. Date of Birth       38. Soc. Sec. # / Tax ID #      39. Telephone #         40. E-mail Address

---------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary     41. Name of Beneficiary (Print as to appear in policy: First/Middle/Last)



                        ---------------------------------------------------------------------------------------------------------
                        42. Relationship to Insured(s)                          43. Social Security # / Tax ID #

---------------------------------------------------------------------------------------------------------------------------------
Contingent              44. Name of Contingent Beneficiary (Print as to appear in policy: First/Middle/Last)
Beneficiary
                        ---------------------------------------------------------------------------------------------------------
                        45. Relationship to Insured(s)                          46. Social Security # / Tax ID #

---------------------------------------------------------------------------------------------------------------------------------

AP2004-NY                                                                                                    85-23808-04  10/2003


----------------------------------------------------------------------------------------------------------------------------------
SECTION A          CLIENT INFORMATION (Continued)
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY FOR    47. Name of Beneficiary for Individual Term Rider (Print as to appear in policy: First/Middle/Last)
INDIVIDUAL TERM
RIDER              ---------------------------------------------------------------------------------------------------------------
                   48. Relationship to Insured                     49. Social Security # / Tax ID #

----------------------------------------------------------------------------------------------------------------------------------
PREMIUM NOTICES    50. Send Premium Notices to:   [_] Insured  [_] Owner  [_] Other (If other, give name, relationship, and address below)
                   ---------------------------------------------------------------------------------------------------------------
                   51A. Name                                                                  B. Relationship to Insured(s)

                   ---------------------------------------------------------------------------------------------------------------
                     C. Address: Street                            City                  State           Zip Code

                   ---------------------------------------------------------------------------------------------------------------
                   52. Method & Frequency of Payment (Select One):
                   ---------------------------------------------------------------------------------------------------------------
                       A.Direct            B.[_] Electronic Funds Transfer  C.List Bill (3 or more policies) D.[_] Single Premium
                         [_] Annually        (EFT)(Monthly only) Attach       [_] Annually
                         [_] Semi-Annually   voided check and complete EFT    [_] Semi-Annually
                         [_] Quarterly       Authorization on page 10.        [_] Quarterly
                                                                              [_] Monthly
----------------------------------------------------------------------------------------------------------------------------------
AMOUNT PAID WITH   53A. Is an initial premium submitted with this application?   [_] Yes  [_] No
THIS APPLICATION        (Do not submit money unless the Temporary Insurance Agreement is completed)
                     B. If yes, show amount of initial premium and complete the       Amount $______________________________
                        next question.
                     C. Do you understand, accept, and agree to the terms of the Temporary Insurance Agreement? [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL POLICY     54A. [_] Date to Save Age [_] Specific Date
DATING                  If either box is checked, give policy date and complete below:    Month ___________ Day _______ Year _____
                     B. I understand that insurance charges and expenses begin on the Policy Date   [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE     55. Give details of all life insurance in force on any Proposed Insured.  If none, check this box:   [_]
IN FORCE           ---------------------------------------------------------------------------------------------------------------
                                                                                                                        Will This
                                                                                                              Year      Policy Be
                       Insured's Name            Company              Policy Number         Face Amount      Issued     Replaced?
                                                                                                                        YES    NO
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                        [_]    [_]
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                        [_]    [_]
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                        [_]    [_]
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                        [_]    [_]
----------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT &                                                                                                           YES    NO
1035 EXCHANGE      ---------------------------------------------------------------------------------------------------------------
INFORMATION        56. Will the policy applied for replace, cause a change in, or involve a cash withdrawal or loan from any life insurance or annuity on any Proposed Insured's life or in any
                       life insurance or annuity owned by the Applicant? If yes, give details in "Remarks."             [_]    [_]
                   ---------------------------------------------------------------------------------------------------------------
                   57. Is this a 1035 exchange? If yes, list the policies to be exchanged in "Remarks."                 [_]    [_]
                   ---------------------------------------------------------------------------------------------------------------
                   58. If a 1035 exchange, will a loan be carried over? If yes, list in "Remarks" the
                       policies and the loan amount(s) to be carried over.                                              [_]    [_]
----------------------------------------------------------------------------------------------------------------------------------
                                            REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
----------------------------------------------------------------------------------------------------------------------------------

AP2004-NY                                                    Page 2                                            85-23808-04 10/2003
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
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
------------------------------------------------------------------------------------------------------------------------------------
SECTION B                     GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
GENERAL                                                                                                          Additional
INFORMATION                                                                            Proposed Insured           Insured
                              ------------------------------------------------------------------------------------------------------
Complete each question         1.  Annual earned income from occupation (After       $                       $
for the Proposed and               deduction of business expenses)
Additional Insured.           ------------------------------------------------------------------------------------------------------
                               2.  Other income (State source in "Remarks")          $                       $
                              ------------------------------------------------------------------------------------------------------
                               3.  Net Worth                                         $                       $
                              ------------------------------------------------------------------------------------------------------
                                                                                       YES         NO          YES          NO
                              ------------------------------------------------------------------------------------------------------
                               4.   Do you contemplate leaving the USA for travel or   [_]        [_]          [_]          [_]
                                    residence? (If yes, explain in "Remarks")
                              ------------------------------------------------------------------------------------------------------
                               5A.  Do you plan to fly, or within the last 2 years     [_]        [_]          [_]          [_]
                                    have you flown, as a pilot, student pilot, or
                                    crewmember?
                                B.  Do you plan to participate in, or within the last  [_]        [_]          [_]          [_]
                                    2 years have you participated in, parachute
                                    jumping, scuba diving, auto/motorboat/motorcycle
                                    racing, hang gliding, or mountain climbing?
                                    (If yes to A or B, complete a separate General
                                    Questionnaire for each Proposed/Additional         [_]        [_]          [_]          [_]
                                    Insured)
                              ------------------------------------------------------------------------------------------------------
                               6.   Have you ever had insurance declined, rated,       [_]        [_]          [_]          [_]
                                    modified, cancelled, or not renewed? (If yes,
                                    explain in "Remarks")
                              ------------------------------------------------------------------------------------------------------
                               7.   Have you been convicted of a felony within the     [_]        [_]          [_]          [_]
                                    past 5 years? (If yes, explain in "Remarks")
                              ------------------------------------------------------------------------------------------------------
                               8.   Have you had a driver's license restricted or
                                    revoked or been convicted of 3 or more moving
                                    violations within the past 5 years? (If yes,
                                    explain in "Remarks")                              [_]        [_]          [_]          [_]
                              ------------------------------------------------------------------------------------------------------
                               9.   Have you applied for any other insurance within    [_]        [_]          [_]          [_]
                                    the last 3 months? (If yes, explain in "Remarks")
                              ------------------------------------------------------------------------------------------------------
                               10.  Have you smoked a cigarette in the last 12         [_]        [_]          [_]          [_]
                                    months?
                                    (If yes, give date last smoked)                    Date:________________  Date:_________________
                              ------------------------------------------------------------------------------------------------------
                               11.  Have you used any other form of tobacco within     [_]        [_]          [_]          [_]
                                    the last 2 years?                                  Type:________________  Type:_________________
                                    (If yes, give type and date last used)             Date:________________  Date:_________________
------------------------------------------------------------------------------------------------------------------------------------
JUVENILE INSURANCE            12A.  If a child age 14 years and 6 months or younger is to be insured under this policy, answer B & C below:
                                B.  What is the relationship of the owner to the child?_____________________________________________
                                C.  What is the total amount of insurance on the owner, which is in force and applied for in this and all other companies?
                                    $_____________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
SECTION C                     MEDICAL CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL                       1.  The attached examination is on the life of:
CERTIFICATION                -------------------------------------------------------------------------------------------------------
Complete when                   Proposed     Additional             Name of Insurance Company              Date of Examination
submitting a medical            Insured       Insured
examination of another       -------------------------------------------------------------------------------------------------------
insurance company.                [_]           [_]
                             -------------------------------------------------------------------------------------------------------
                                  [_]           [_]
                             -------------------------------------------------------------------------------------------------------
                              2.  To the best of your knowledge and belief, are the statements in the examination true as of today
                                         Proposed Insured     [_] Yes  [_] No                (If no, explain in Remarks)
                                         Additional Insured   [_] Yes  [_] No
                             -------------------------------------------------------------------------------------------------------
                              3.  Has the person who was examined consulted a doctor or other medical practitioner, or received medical or surgical advice since the date of the examination?
                                         Proposed Insured     [_] Yes  [_] No                (If yes, explain in Remarks)
                                         Additional Insured   [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------










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AP2004-NY                                                      Page 3                                           85-23808-04  10/2003
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
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

------------------------------------------------------------------------------------------------------------------------------------
SECTION D               POLICY INFORMATION FOR VARIABLE LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT/PREMIUM         1. Product Name                               2A. Initial Premium             B. Planned Annual Premium
                                                                          $                              $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT           3. Face Amount (Base Only)  +  Initial Annual Renewable Term Insurance Rider/    = Total Initial Coverage
                                                       Joint and Last Survivor Term Insurance Rider
                           $                           $                                                   $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT OPTION    4. Check one:  [_] Option A   [_] Option B       [_] Option C (Face amount plus    [_] Option D (Face amount
                                           (Level)        (Increasing)       premiums less distributions)      multiplied by a death
                                                                                                                benefit factor)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS       5. Individual Life Insurance Products Only               6. Joint and Last Survivor Life Insurance Products
                           A. [_] Annual Renewable Term Rider on Other Covered      Only
                                  Person                                            A. [_] Individual Annual Renewable Term Rider on
                                  $___________________________________________             the Proposed Insured $___________________
                           B. [_] Accidental Death Rider $____________________      B. [_] Individual Annual Renewable Term Rider
                           C. [_] Children's Term Rider _______________(units)             on the Additional Insured $______________
                                  (Complete Application Part 2, Non-Medical)
                           D. [_] Disability Benefit Rider $__________________
                           E. [_] Guaranteed Insurability Rider $_____________
                           F. [_] Waiver of Charges Rider (On Insured)
                       -------------------------------------------------------------------------------------------------------------
                        7. If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes
                                                                                                                           [_] No
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM ALLOCATION      8. Indicate how premiums are to be allocated until later changed by you or your authorized representative.
                           The total of the percentages must be 100%.  Allocation percentages must be whole numbers.
                       -------------------------------------------------------------------------------------------------------------
                                            Premium                                                  Premium
                        Manager                %        Investment Options       Manager                %        Investment Options
                        -------             -------     ------------------       -------             -------     ------------------
                        [AIM                _______     Blue Chip                OPPENHEIMER         _______     Emerging Markets
                                            _______     Aggressive Growth                            _______     Multi-Strategy
                                                                                                     _______     Main Street Core
                        CAPITAL GUARDIAN    _______     Diversified Research
                                            _______     Small-Cap Equity         PIMCO               _______     Inflation Managed
                                            _______     International Large-Cap                      _______     Managed Bond

                        GOLDMAN SACHS       _______     I-Net Tollkeeper         PIMCOAdvisors- NFJ  _______     Small-Cap Value
                                            _______     Short Duration Bond
                                                                                 PACIFIC LIFE        _______     Money Market
                        INVESCO             _______     Financial Services                           _______     High Yield Bond
                                            _______     Health Sciences                              _______     Fixed Account
                                            _______     Technology                                   _______     Fixed LT Account
                                            _______     Telecommunications
                                                                                 PUTNAM              _______     Equity Income
                        JANUS               _______     Growth LT                                    _______     Research
                                            _______     Focused 30                                   _______     Equity
                                                                                                     _______     Aggressive Equity
                        LAZARD              _______     Mid-Cap Value
                                            _______     International Value      SALOMON             _______     Large-Cap Value

                        MFS                 _______     Capital Opportunities    VAN KAMPEN          _______     Comstock
                                            _______     Global Growth                                _______     Mid-Cap Growth
                                                                                                     _______     Real Estate]
                        MERCURY             _______     Equity Index
                                            _______     Small-Cap Index
                       -------------------------------------------------------------------------------------------------------------
                        *The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the
                        Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGEMENT         All questions must be answered.                                                            YES        NO
                       -------------------------------------------------------------------------------------------------------------
To be completed by      9.  Do you understand that the amount and duration of the death benefit may vary,
the Applicant.              depending on the investment performance of the variable investment options?            [_]        [_]
                       -------------------------------------------------------------------------------------------------------------
                        10. Do you understand that the policy values may increase or decrease, depending
                            on the investment experience of the variable investment options?                       [_]        [_]
                       -------------------------------------------------------------------------------------------------------------
                        11. Did you receive the separate account and fund prospectuses (bound together) for
                            the policy applied for?  If yes, give date below.                                      [_]        [_]
                                                                                                                --------------------
                            Date of Separate Account & Fund Prospectuses: ____________________________________________________
                       -------------------------------------------------------------------------------------------------------------
                        POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE
                        WITHOUT VALUE, DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE
                        VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS,
                        POLICY VALUES AND HYPOTHETICAL CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST.
------------------------------------------------------------------------------------------------------------------------------------

AP2004-NY                                                       Page 4                                           85-23808-04 10/2003
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


-----------------------------------------------------------------------------------------------------------------------------------
SECTION D               POLICY INFORMATION FOR VARIABLE LIFE INSURANCE (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
REBALANCING             12. I authorize Pacific Life & Annuity Company to automatically rebalance the variable accounts to the
Optional                    allocation percentages shown in question 8.

                            Start Date:                                                                      Frequency:
                                                                                                             [_] Quarterly
                            ____________________      _________       ________________                       [_] Semi-Annually
                                   Month                 Day                Year                             [_] Annually
-----------------------------------------------------------------------------------------------------------------------------------
FIRST YEAR TRANSFER     13. I elect First Year Transfer Program  Yes [_]  No [_] (if elected, submit the proper authorization form)
PROGRAM
-----------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST             14. I elect Dollar Cost Averaging        Yes [_]  No [_] (if elected, submit the proper authorization form)
AVERAGING
-----------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
-----------------------------------------------------------------------------------------------------------------------------------























-----------------------------------------------------------------------------------------------------------------------------------
SECTION E                   POLICY INFORMATION FOR TERM LIFE INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT/FACE AMOUNT         1. Product Name                                                                       2. Face Amount
                                                                                                                     $
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS           3. [_] Premium Waiver (On Insured)
-----------------------------------------------------------------------------------------------------------------------------------
                            4. If the optional benefit applied for cannot be approved, should the policy be issued without it?
                               [_] Yes [_] No
-----------------------------------------------------------------------------------------------------------------------------------
SECTION F                   POLICY INFORMATION FOR AN ADDITIONAL OR ALTERNATE TERM LIFE INSURANCE POLICY
-----------------------------------------------------------------------------------------------------------------------------------
(SELECT ONE)                TERM LIFE INSURANCE POLICY  [_] ADDITIONAL  OR       [_] ALTERNATE
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT/FACE AMOUNT         1. Product Name                                                                          2. Face Amount
                                                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS           3. [_] Premium Waiver (On Insured)

-----------------------------------------------------------------------------------------------------------------------------------
                            4. If the optional benefit applied for cannot be approved, should the policy be issued without it?
                               [_] Yes [_] No
-----------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
-----------------------------------------------------------------------------------------------------------------------------------


AP2004-NY                                                   Page 5                                              85-23808-04 10/2003
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
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

------------------------------------------------------------------------------------------------------------------------------------
SECTION G               POLICY INFORMATION FOR AN ADDITIONAL OR ALTERNATE FLEXIBLE PREMIUM LIFE INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------------
(Select One)            VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE POLICY         [_] ADDITIONAL     OR     [_] ALTERNATE
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT/PREMIUM         1. Product Name                                 2A. Initial Premium       B. Planned Annual Premium
                                                                            $                        $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT           3. Face Amount (Base Only) + Initial Annual Renewable Term Rider/       = Total Initial Coverage
                                                     Joint and Last Survivor Added Protection
                                                     Benefit Rider
                           $                         $                                            $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT OPTION    4. Check one:   [_] Option A   [_] Option B     [_] Option C (Face amount plus    [_] Option D (Face amount
                                            (Level)        (Increasing)     premiums less distributions)      times the death
                                                                                                              benefit factor)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND OPTION         5. Check one:    [_] Cash      [_] Increase Accumulated Value
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS       6. Individual Life Insurance Products Only              7. Joint and Last Survivor Life Insurance Products
                           A. [_] Annual Renewable Term Rider on Other Covered     Only
                                  Person $____________________________________     A. [_] Individual Annual Renewable Term Rider on
                           B. [_] Accidental Death Rider $____________________            the Proposed Insured $____________________
                           C. [_] Children's Term Rider ______________ (units)     B. [_] Individual Annual Renewable Term Rider on
                                  (Complete Application Part 2, Non-Medical)              the Additional Insured $__________________
                           D. [_] Disability Benefit Rider $__________________
                           E. [_] Guaranteed Insurability Rider $_____________
                           F. [_] Waiver of Charges Rider (On Insured)
                       -------------------------------------------------------------------------------------------------------------
                        8. If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes
                                                                                                                           [_] No
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM ALLOCATION      9. Indicate how premiums are to be allocated until later changed by you or your authorized representative.
                           The total of the percentages must be 100%.  Allocation percentages must be whole numbers.
                       -------------------------------------------------------------------------------------------------------------
                                            Premium                                                  Premium
                        Manager                %        Investment Options       Manager                %        Investment Options
                        -------             -------     ------------------       -------             -------     ------------------
                        [AIM                _________   Blue Chip                OPPENHEIMER         _________   Emerging Markets
                                            _________   Aggressive Growth                            _________   Multi-Strategy
                                                                                                     _________   Main Street Core
                        CAPITAL GUARDIAN    _________   Diversified Research
                                            _________   Small-Cap Equity         PIMCO               _________   Inflation Managed
                                            _________   International Large-Cap                      _________   Managed Bond

                        GOLDMAN SACHS       _________   I-Net Tollkeeper         PIMCO NFJ           _________   Small-Cap Value
                                            _________   Short-Term Bond
                                                                                 PACIFIC LIFE        ________    Money Market
                        INVESCO             _________   Financial Services                           ________    High Yield Bond
                                            _________   Health Sciences                              ________    Fixed Account
                                            _________   Technology                                   ________    Fixed LT Account
                                            _________   Telecommunications
                                                                                 PUTNAM              ________    Equity Income
                        JANUS               _________   Growth LT                                    ________    Research
                                            _________   Focused 30                                   ________    Equity
                                                                                                     ________    Aggressive Equity
                        LAZARD              _________   Mid-Cap Value
                                            _________   International Value      SALOMON             ________    Large-Cap Value

                        MFS                 _________   Capital Opportunities    VAN KAMPEN          ________    Mid-Cap Growth
                                            _________   Global Growth                                ________    Real Estate
                                                                                                     ________    Strategic Value]
                        MERCURY             _________   Equity Index
                                            _________   Small-Cap Index
                       -------------------------------------------------------------------------------------------------------------
                        *The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the
                        Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.
                       -------------------------------------------------------------------------------------------------------------
                        NOTE: IF APPLYING FOR AN ADDITIONAL OR ALTERNATE VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE POLICY THE
                              ACKNOWLEDGEMENT ON PAGE 4, SECTION D, ALSO APPLIES TO THIS POLICY.
                       -------------------------------------------------------------------------------------------------------------
                        10. If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes
                                                                                                                            [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                            REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------

AP2004-NY                                                      Page 6                                            85-23808-04 10/2003
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
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
------------------------------------------------------------------------------------------------------------------------------------
 SECTION H            CERTIFICATION OF OWNER'S TAXPAYER ID AND APPLICANT'S DECLARATIONS
------------------------------------------------------------------------------------------------------------------------------------
Certification of     Under penalty of perjury, I certify that:
Owner's Taxpayer     1.  The number shown in this application as my social security number or taxpayer identification number
Identification #         is correct; and
                     2.  I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. (If
                         statement is false strike out and initial.)
                     3.  I am a U.S. person (including a U.S. resident alien).
                         This certification is required by the Internal Revenue Service before any taxable distribution can be made.
------------------------------------------------------------------------------------------------------------------------------------
Declarations         The answers in this application are true and complete to the best of my knowledge and belief. I understand and agree that:
                     1.  Except as provided in the terms or conditions of any Temporary Insurance Agreement that I may have received in connection with this application, coverage will take effect when the policy is delivered and the entire first premium is paid only if at that time the Proposed Insured(s) is alive, and all answers in this application that are material to the risk are still true and complete to the best of my knowledge and belief.
                     2.  If I have given money with the application and received a Temporary Insurance Agreement and if the coverage amount of the application exceeds the Temporary Insurance Agreement coverage limits, I understand that if the Proposed Insured(s) die(s) before a policy is delivered, the death benefit will be limited to the
                         Temporary Insurance Agreement coverage limit.
                     3.  I must inform the Producer or Pacific Life & Annuity Company in writing of any changes in the health of any
                         Proposed Insured(s) or if any of the statements or answers on this application change prior to delivery of the policy.
                     4.  My statements and answers in this application must continue to be true, to the best of my knowledge and belief, as of the date I receive the policy.
                     5.  No Producer is authorized to make or modify contracts or insurance policies on Pacific Life & Annuity
                         Company's behalf.
                     6.  No Producer may alter the terms of this application, the Temporary Insurance Agreement, or the policy, nor can the Producer waive any of Pacific Life & Annuity Company's rights or requirements.
                     7.  I believe that the policy(ies) applied for will meet my insurance needs and financial objectives.
                     8.  This application will be attached to and made part of the policy.
                     9.  If this life insurance application is being submitted for purposes of obtaining business insurance, the applicant and beneficiary have an insurable interest in the life or lives of the persons proposed to be insured. For these purposes, the phrase "insurable interest" means a lawful and substantial economic interest in the continued life, health or bodily safety of the person(s) proposed to be insured, as distinguished from an interest which would arise only by, or would be enhanced in value by, the death, disablement or injury of the persons proposed to be insured. New York Ins. Law ss.3205(a)(1)(B).
                     10. If this life insurance application is being submitted in connection with a non-qualified retirement plan, each person proposed to be insured is a member of "a select group of management and highly compensated employees" as that phrase is understood under the Employee Retirement Income Security Act of 1974.
------------------------------------------------------------------------------------------------------------------------------------
Signed and Dated by the Applicant:

In: __________________________________________________     _____________     ____________________________________________________
                       City                                    State                             Month/Day/Year

------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF APPLICANT
------------------------------------------------------------------------------------------------------------------------------------

X ________________________________________________________________________________________________________________________________
  Applicant*

------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED(S) - IF OTHER THAN THE APPLICANT OR SIGNATURE OF PARENT IF PROPOSED INSURED IS 14 YEARS AND 6 MONTHS
OR YOUNGER
------------------------------------------------------------------------------------------------------------------------------------

X ________________________________________________________________________________________________________________________________
  Proposed Insured

X ________________________________________________________________________________________________________________________________
  Proposed Additional Insured (if applicable)

------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF OWNER - IF OTHER THAN THE APPLICANT OR THE PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------

X ________________________________________________________________________________________________________________________________
  Owner*

*If a Corporation, the signature and title of any authorized officer other than the Proposed Insured(s) is required and the full name of the corporation must be shown. If a Trust, the signature of the Trustee.

------------------------------------------------------------------------------------------------------------------------------------
PRODUCER'S CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

I certify that I have truly and accurately recorded hereon the information supplied.

X _______________________________________________________________   _____________________________________________________________
  Signature of Soliciting Producer                                                Print Soliciting Producer's Name

AP2004-NY                                                      Page 7                                            85-23808-04 10/2003

Pacific Life & Annuity Company                                    [LOGO OF PL&A]
P.O. Box 6520
Newport Beach, CA 92658-6520

--------------------------------------------------------------------------------
SECTION I AUTHORIZATION OF THE PROPOSED INSURED TO OBTAIN INFORMATION - THIS AUTHORIZATION COMPLIES WITH THE HIPAA PRIVACY RULES

Complete for all I authorize any physician, health care professional, medical
applications.    practitioner, other health care provider, hospital, clinic, laboratory, pharmacy, medical facility, other medical or medically related facility, insurance company, health plan, the Medical Information Bureau, Inc., consumer reporting agency, state motor vehicle agency, or employer to release to Pacific
                 Life & Annuity Company ("PL&A") its subsidiaries, reinsurers, agents, employees and representatives, any information they may have in their possession or under their control as to the diagnosis, treatment, prognosis of any physical or mental condition, human immunodeficiency virus (HIV) infection, sexually transmitted diseases, treatment of mental illness, and the use of tobacco, and any non-medical information, including finances, avocations, occupation, foreign travel, and driving record for me and any minor children who are to be insured.
                 Although Federal Regulation protects information related to drug or alcohol abuse from disclosure, I give permission to collect this information for those purposes described in the Disclosure Notice.

                 This authorization is not affected or limited by any prior agreements I may have made with any of the above persons or entities to restrict the release of such information, and I instruct them to release and disclose all such information without restriction.

                 I understand that the reason for releasing such information under this authorization is to determine eligibility for insurance and that such information will not be released to any person or organization except reinsurer, the Medical Information Bureau, Inc., and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise required by law, or as I may further authorize. I understand that I may revoke this authorization at any time by sending a written revocation request to PL&A at: P.O. Box 6520, Newport Beach, CA 92658-6390. Such a revocation will not affect any action taken or information released prior to the revocation, and will not affect any legal right PL&A has to contest an insurance policy/certificate, or to contest a claim under an insurance policy/certificate. I understand that if I revoke this authorization, PL&A may not be able to process my application, and may not be able to make any benefit payments due under any existing policy, certificate, or other binding agreement. I also acknowledge receipt of the Disclosure Notice.

                 This authorization shall remain in force for 30 months after the date of my signature below, and a copy of this authorization is as valid as the original. I understand that once any such health-related information is released pursuant to this authorization, that information may be re-disclosed and will no longer be covered or protected by the HIPAA rules governing privacy and confidentiality of health information. I acknowledge that I have received a copy of this authorization.

                 Signed and Dated by the Proposed Insured(s):

                 In:
                    ------------------------------  ---------   ----------------
                                 City                 State      Month/Day/Year

                 X
                  --------------------------------------------------------------
                  Signature of Proposed Insured (or signature of parent if Proposed Insured is 14 years and 6 months or younger)

                 X
                  --------------------------------------------------------------
                  Signature of Proposed Additional Insured (if applicable)

--------------------------------------------------------------------------------

AP2004-AUTH-NY                                               85-23808-04 10/2003

Pacific Life & Annuity Company                                                                                     [LOGO OF PL&A]
P.O. Box 6520
Newport Beach, CA 92658-6520

-----------------------------------------------------------------------------------------------------------------------------------
 SECTION J                        AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER - MONTHLY BANK DRAFT
-----------------------------------------------------------------------------------------------------------------------------------
To be completed, by the          As a convenience to me, I request and authorize you to pay and charge to the bank account
Authorized Account               referenced below any monthly debit entries on that account by and payable to the order of Pacific
Holder, only if Electronic       Life & Annuity Company, provided there are sufficient collected funds in said account to pay the
Funds Transfer Billing           same upon presentation. I agree that your rights in respect to each such debit shall be the same
Method (monthly bank             as if it were a debit drawn on you and signed personally by me. This authority is to remain in
drafter) is requested.           effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.

                                 Pacific Life & Annuity Company will determine the monthly draft date based upon my policy effective date. However, any special drafting requests are indicated below.

                                 Bank Account No. ____________________________________________________________________________


                                 Bank Account in the Name(s) of: _____________________________________________________________


                                 Special Drafting Request: _________________________  (All requests for special dating will be reviewed against the policy date for eligibility)

                                 Signed and dated at:

                                 _____________________________________________   __________   ________________________________
                                 City                                               State                    Month/Day/Year

                                 Signature of Authorized Account Holder:

                                 X ___________________________________________________________________________________________

                                 A voided check must be attached below. (A blank deposit slip will not be accepted)

                                 Premium payments can only be drawn from authorized U.S. financial institutions. Some savings and money market accounts may not qualify.











                                                                      PLACE VOIDED CHECK HERE











                                 If your check does not state your financial institution's name and address, please list below:

                                 _____________________________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                85-23808-04 10/2003

------------------------------------------------------------------------------------------------------------------------------------
SECTION K                    PRODUCER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER REPORT              To be answered by the soliciting Producer                                             YES      NO
                             -------------------------------------------------------------------------------------------------------
Complete for all             1.  Have you personally asked all applicable questions in this application?           [_]      [_]
applications.                    (If no, explain in "Remarks")
                             -------------------------------------------------------------------------------------------------------
                             2.  Are you aware of any information not given in the application that might          [_]      [_]
                                 affect the insurability of the Proposed Insured(s)?  (If yes, explain in
                                 "Remarks")
                             -------------------------------------------------------------------------------------------------------
                             3.  Did the Proposed Insured/Additional Insured change his/her name during            [_]      [_]
                                 the past 5 years? (If yes, give former name(s) in "Remarks")
                             -------------------------------------------------------------------------------------------------------
                             4.  To the best of your knowledge, is this life insurance intended to replace,        [_]      [_]
                                 or will it cause a change in, or involve a loan from any life insurance or annuity on any Proposed Insured's life or in any life insurance or annuity owned by the Applicant?  (If yes, give details in "Remarks")
                             -------------------------------------------------------------------------------------------------------
                             5A. If sales materials were used in this sale, did you use only sales materials       [_]      [_]
                                 approved by Pacific Life & Annuity Company?
                              B. If sales materials were used in the sale, did you leave sales materials with      [_]      [_]
                                 the Applicant?
                             -------------------------------------------------------------------------------------------------------
                             6.  Is application submitted on a:
                                 [_] Medical Basis?                             [_] Guaranteed Issue Basis?
                                 [_] Non-Medical Basis?                         [_] Guaranteed to Issue Basis?
                             -------------------------------------------------------------------------------------------------------
                             7.  Check appropriate items that have been ordered:
                                 [_] Medical Exam                               [_] H.O. Specimen
                                 [_] Paramedical Exam                           [_] Inspection Report
                                 [_] EKG                                        [_] APS _________________________________________
                                 [_] Blood Profile                                      _________________________________________
                             -------------------------------------------------------------------------------------------------------
                             8.  If this policy is used to fund a tax-qualified plan, indicate type:
                                 [_] Pension/Profit Sharing           [_] HR-10         [_] Other (Explain In "Remarks")
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS INSURANCE           1.  This life insurance policy is being purchased in conjunction with a:
                                 A. [_] Buy/Sell                                   D. [_] Split Dollar
Complete if applying for         B. [_] Employee Fringe Benefit                    E. [_] Key Employee
business insurance.              C. [_] Deferred Compensation                      F. [_] Other (Explain in "Remarks")
                             -------------------------------------------------------------------------------------------------------
                                                                                                         % of           Amount of
                             G.  Name of Principal Officers, Partners, or Key Employees     Position    Business     Insurance Owned
                                                                                                         Owned         by Business
                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------
                             H.  What is the current value of the business?                     $
                             ---------------------------------------------------------------------------------------

                             I.  What was the annual net profit (before taxes) of business?     Last Year        2 Years Ago
                                                                                                $_________       $__________

                             J.  Are other officers, partners, or key employees                 [_] Yes    [_] No (If no, explain
                                 proportionately insured?                                                         in "Remarks")
------------------------------------------------------------------------------------------------------------------------------------
JUVENILE INSURANCE           1.  Did you personally observe the Proposed Insured?               [_] Yes    [_] No (If no, explain
                                                                                                                  in "Remarks")
Complete if the Proposed     -------------------------------------------------------------------------------------------------------
Insured is 14 years and 6    2.  Are the Proposed Insured's brothers and sisters insured        [_] Yes    [_] No (If no, explain
months or younger.               for equal amounts?                                                               in "Remarks")
                             -------------------------------------------------------------------------------------------------------
                             3A. Name of Person on whom Proposed Insured depends for support:   B.  Relationship to Insured

                             -------------------------------------------------------------------------------------------------------
                              C. Estimated annual income     D.  Estimated net worth     E.  Estimated amount of life insurance
                                 $                               $                           $
                             -------------------------------------------------------------------------------------------------------
                             4A. Name of Applicant                                              B.  Relationship to Insured

                             -------------------------------------------------------------------------------------------------------
                              C. Purpose of Insurance                                    D.  Amount of life insurance in force
                                                                                             $
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              85-23808-04  10/2003


------------------------------------------------------------------------------------------------------------------------------------
 SECTION L              PRODUCER CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
 Complete for all       I certify that to the best of my knowledge and belief:                                          YES     NO
 applications.         -------------------------------------------------------------------------------------------------------------
                        A. I have presented to the Company all pertinent facts and have correctly and completely
                           recorded all required answers.                                                               [_]     [_]
                       -------------------------------------------------------------------------------------------------------------
                        B. I have given the Proposed Insured(s) (or Parent for Juvenile insurance) a copy of the
                           Disclosure Notice, and any other disclosure notice or statement required by state or
                           federal law.                                                                                 [_]     [_]
                       -------------------------------------------------------------------------------------------------------------
                        C. I have fully explained the terms and conditions of the Temporary Insurance Agreement to
                           the Proposed Insured(s) (or Owner) and have given it to him/her (them).                      [_]     [_]
                       -------------------------------------------------------------------------------------------------------------
                        D. I have complied with state and federal laws on cost comparison, illustration, and
                           replacement.                                                                                 [_]     [_]
                       -------------------------------------------------------------------------------------------------------------
                        E. I have reviewed, with my Broker Dealer, as applicable, the purchase of this insurance
                           policy.                                                                                      [_]     [_]
                       -------------------------------------------------------------------------------------------------------------
                        F. If sales activity (including solicitation, application and policy delivery) took place in a state other than the application state, indicate the states and associated activity.
                           (If needed, use "Remarks" section below)

                           State(s)_________________________  Activity___________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
 Signature(s) Of Soliciting Producer(s). Pay Commission as Indicated Below.


 X____________________________________________________________      X____________________________________________________________


 First Name Listed Below Will Be The Servicing Producer
------------------------------------------------------------------------------------------------------------------------------------
                            PHONE NUMBER                            FAX NUMBER          SERVICING       PRODUCER        COMM
    PRODUCER NAME       (INCLUDE AREA CODE)    E-MAIL ADDRESS   (INCLUDE AREA CODE)      OFFICE #         CODE            %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Broker Dealer Name______________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 85-23808-04 10/2003

Pacific Life & Annuity Company                            [LOGO OF PACIFIC LIFE]
P.O. Box 6520
Newport Beach, CA 92658-6520

DISCLOSURE NOTICE
TO BE DETACHED AND LEFT WITH THE PROPOSED INSURED(S)

This is a brief description of our underwriting process ("process"). It will help you understand how an application for insurance is handled, the types and sources of information ("data") we may collect about you, the circumstances under which we may disclose that data to others and your right to learn the nature and substance of that data. The purpose of the process is to see if you qualify for insurance under our rules, and if you do, to establish the proper premium charge. This will assure that the cost of insurance is shared fairly among all policy owners. To determine your insurability, we consider factors such as your medical history, physical condition, occupation, and hazardous avocations. We get this data from various sources.

Application and Medical Records - Your application, including the medical history, is the primary source of data in the process. We may ask you to take a physical exam or other special medical test. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau, Inc. ("MIB"). When we do so, we will use the authorization you signed with your application.

Medical Information Bureau, Inc. - MIB is a non-profit corporation, which maintains a data exchange for member life insurance companies. As a member company, we will ask MIB if it has a record for you. If you applied to a member company for insurance, MIB may have data about you in its file. The purpose of MIB is to protect member companies and their policy owners from those who would conceal facts relevant to their insurability. The data, which is obtained from MIB, may be used only as an alert to the possible need for further investigation. It cannot be used as a basis to make a final underwriting decision. Pacific Life & Annuity Company, its subsidiaries, or its reinsurer(s) may make a brief report to MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is made to such a company, MIB may supply the company with data it may have about you in its file. At your request, MIB will arrange disclosure of any data it may have about you in its file. If you question the accuracy of such data, you may contact MIB and seek a correction in accordance with the federal Fair Credit Reporting Act procedures. Their address is MIB, PO Box 105, Essex Station, Boston, MA 02112. Their phone no. is (617) 426-3660.

Investigative Consumer Report - We may request an investigative consumer report ("ICR") from a consumer reporting agency ("CRA"). An ICR confirms and supplements the data in your application having to do with employment, residence, smoking habits, marital status, occupation, hazardous avocations, and general health. An ICR may also cover data about your general reputation, motor vehicle driving record, criminal activity, personal characteristics, and mode of living, except as may be related directly or indirectly to your sexual orientation. This data may be obtained through personal interviews with you, your family, friends, neighbors, and business associates. If an ICR is required and you wish to be personally interviewed, please let us know and we will notify the CRA. The data contained in the report may be retained by the CRA and later disclosed to other companies to the extent permitted by the Fair Credit Reporting Act. You have a right to make a written request within a reasonable time to receive any other details about the nature and scope this report. An ICR may have an adverse effect on your insurability. If it should, however, we will notify you in writing and identify the CRA.

DISCLOSURE TO OTHERS
Data obtained about you during the process and at other times is private and will not be disclosed to others without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share data about you are as follows:

1. The Producer may keep a copy of your application, and after a policy is issued will have access to ongoing policy data to better serve you.

2. If reinsurance were required, the reinsurance company would have access to our application file.

3. We may release data to another life insurance company to whom you have applied for insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such data.

4.  We may report data to MIB.

5. We will disclose data to government, law enforcement, and others where required by law.

DISCLOSURE TO YOU
In general, you have a right to learn the nature and substance of any personal data about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the data on which our action is based. Medical record data, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB for their disclosure procedures. Should you feel that any data we have is not correct or complete, please write to: Manager, Risk Selection Department, Pacific Life & Annuity Co., P.O. Box 6520 Newport Beach, CA 92658-6520. Your comments will be carefully considered and corrections made where justified. We hope this Notice will help you to understand how we obtain and use personal data in the underwriting process, and the ways you can learn about this data. We are concerned with insuring privacy as well as lives, and the collection, use, and disclosure of personal data is limited to those specified in this Notice.




AP2003-DISC-NY                                               85-23808-04 10/2003

PACIFIC LIFE & ANNUITY COMPANY                                                                                           NONMD
Mailing           Life Insurance Operations Center                                                              [Logo of PL&A]
Address           P.O. Box 6520-Newport Beach, CA 92658-6520
                  (888) 595-6997
APPLICATION, PART II - NON-MEDICAL

-------------------------------------------------------------------------------------------------------------------------------
SECTION A          COMPLETE ON PROPOSED INSURED (OVER 14 YEARS AND 6 MONTHS)
-------------------------------------------------------------------------------------------------------------------------------
1. Full Name                                    2a. Date of Birth               2b. Height              2c. Weight
                                                     MO.   DAY    YR.               FT.    IN.                     LBS.
-------------------------------------------------------------------------------------------------------------------------------
3. a. Name and address of physician or practitioner last visited:

      -------------------------------------------------------------------------------------------------------------------------
      (IF NONE, SO STATE)

   b. Date:  _________________   c. Reason consulted:  ________________________________________________________________________
                MO.    YR.

                                                                 Yes        No   Details of "Yes" answers. (Identify question, and
   d. Did any symptoms prompt consultation? ...................                  include diagnoses, dates, duration, and names and
   e. Was any treatment given or medication prescribed? .......                  addresses of all attending physicians and medical
      (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                               facilities.) Use an additional sheet if necessary.
4. To the best of your knowledge and belief, during the past
   10 years, have you been diagnosed or treated by a member
   of the medical profession for:
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
   a. disorder of the eyes, ears, nose or throat?..............
   b. Dizziness, fainting, convulsions, headaches, speech
   defect, paralysis or stroke, or mental or nervous
   disorder? ..................................................
   c. Hoarseness or cough, blood spitting, asthma,
   pneumonia, emphysema, tuberculosis, or other
   respiratory system disorder? ...............................
   d. Chest pain, high blood pressure, rheumatic fever,
   murmur, heart attack, or other disorder of the heart
   or blood vessels? ..........................................
   e. Jaundice, intestinal bleeding, ulcer, colitis,
   diverticulitis, hepatitis, or other disorder of the
   liver, gallbladder, stomach or intestines? .................
   f. Sugar, albumin, or blood in urine, venereal disease,
   stone or other disorder of kidney, bladder, prostate,
   breasts or reproductive organs? ............................
   g. Diabetes, thyroid, or other endocrine disorders? ........
   h. Neuritis, sciatica, arthritis, gout, or disorder
   of the muscles or bones, including the spine, back,
   or joints? .................................................
   i. Cancer, cyst, tumor, or disorder of skin, blood, or
   lymph glands? ..............................................
   j. Any disorder(s) of the immune system, including AIDS
   (Acquired Immune Deficiency Syndrome) and ARC
   (AIDS-Related Complex)? ....................................
5. a. Have you within the past 5 years been a patient
   in a hospital, clinic, sanitarium, or other medical
   facility? ..................................................
   b. Are you now under regular medical observation or
   taking treatment? ..........................................
6. a. Except as prescribed by a physician, have you used
   heroin, morphine, or other narcotic drugs in the last
   10 years? ..................................................

    b. Except as prescribed by a physician, have you used
    cocaine, LSD, marijuana, or other hallucinogenic
    agents, or barbituarates, sedatives, tranquilizers,
    or any amphetamines in the last 5 years? .....................
    c. In the last 5 years have you received treatment
    for or joined an organization because of alcoholism or
    drug addiction? ..............................................
7.  Other than as stated in answers above (and except as
    regards HIV), have you within the past 5 years:
    a. Had a checkup, consultation, illness, injury
    or operation? ................................................
    b. Had an electrocardiogram, blood test, other test
    or X-ray? ....................................................
    c. Been advised to have any diagnostic test,
    hospitalization, or surgery that was not completed? ..........
8.  Have you had any change in weight in the past year? ..........
9.  Have either of your parents, brothers, or sisters
    had diabetes, cancer, high blood pressure, heart
    disease, or mental illness? ..................................
    (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND
    AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW)
--------------------------------------------------------------------------------
                         IF LIVING                       IF DECEASED
               -----------------------------------------------------------------
                 AGE      STATE OF HEALTH     AGE AT        CAUSE OF DEATH
                                              DEATH
--------------------------------------------------------------------------------
Father
--------------------------------------------------------------------------------
Mother
--------------------------------------------------------------------------------
The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be attached to and made part of the application.

Dated at __________________________  on ____________________   X___________________________________
         CITY              STATE           MO.   DAY   YR          SIGNATURE OF PROPOSED INSURED

__________________________________________________________________
  WITNESS

AP9500-P2-NY                                         PAGE 1 OF 3                                 85-21246-02  04/2002

PACIFIC LIFE & ANNUITY COMPANY                                                                                           NONMD
Mailing           Life Insurance Operations Center                                                              [Logo of PL&A]
Address           P.O. Box 6520-Newport Beach, CA 92658-6520
                  (888) 595-6997
APPLICATION, PART II - NON-MEDICAL

-------------------------------------------------------------------------------------------------------------------------------
SECTION B          COMPLETE ON ADDITIONAL INSURED (OVER 14 YEARS AND 6 MONTHS)
-------------------------------------------------------------------------------------------------------------------------------
1. Full Name                                    2a. Date of Birth               2b. Height              2c. Weight
                                                     MO.   DAY   YR.                FT.   IN.                      LBS.
-------------------------------------------------------------------------------------------------------------------------------
3. a. Name and address of physician or practitioner last visited:

      -------------------------------------------------------------------------------------------------------------------------
      (IF NONE, SO STATE)

   b. Date:  _________________   c. Reason consulted:  ________________________________________________________________________
                MO.    YR.

                                                                 Yes        No   Details of "Yes" answers. (Identify question, and
   d. Did any symptoms prompt consultation? ....................                 include diagnoses, dates, duration, and names and
   e. Was any treatment given or medication prescribed? ........                 addresses of all attending physicians and medical
      (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                               facilities.) Use an additional sheet if necessary.
4. To the best of your knowledge and belief, during the past
   10 years, have you been diagnosed or treated by a member
   of the medical profession for:
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
   a. disorder of the eyes, ears, nose or throat? ..............
   b. Dizziness, fainting, convulsions, headaches, speech
      defect, paralysis or stroke, or mental or
      nervous disorder? ........................................
   c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema, tuberculosis, or other respiratory
      system disorder? .........................................
   d. Chest pain, high blood pressure, rheumatic fever, murmur, heart attack, or other disorder of the heart or
      blood vessels? ...........................................
   e. Jaundice, intestinal bleeding, ulcer, colitis,
      diverticulitis, hepatitis, or other disorder of the
      liver, gallbladder, stomach or intestines? ...............
   f. Sugar, albumin, or blood in urine, venereal disease,
      stone or other disorder of kidney, bladder, prostate,
      breasts or reproductive organs? ..........................
   g. Diabetes, thyroid, or other endocrine disorders? .........
   h. Neuritis, sciatica, arthritis, gout, or disorder of
      the muscles or bones, including the spine, back,
      or joints? ...............................................
   i. Cancer, cyst, tumor, or disorder of skin, blood, or lymph glands? ..................................................
   j. Any disorder(s) of the immune system, including AIDS
      (Acquired Immune Deficiency Syndrome) and ARC (AIDS-
      Related Complex)? ........................................
5. a. Have you within the past 5 years been a patient in
      a hospital, clinic, sanitarium, or other medical
      facility? ................................................
   b. Are you now under regular medical observation or taking treatment? ...............................................
6. a. Except as prescribed by a physician, have you used heroin, morphine, or other narcotic drugs in the last 10 years? ..

    b. Except as prescribed by a physician, have you used
    cocaine, LSD, marijuana, or other hallucinogenic
    agents, or barbiturates, sedatives, tranquilizers,
    or any amphetamines in the last 5 years? ....................
    c. In the last 5 years have you received treatment
    for or joined an organization because of alcoholism or
    drug addiction? .............................................
7.  Other than as stated in answers above (and except as
    regards HIV), have you within the past 5 years:
    a. Had a checkup, consultation, illness, injury
    or operation? ...............................................
    b. Had an electrocardiogram, blood test, other test
    or X-ray? ...................................................
    c. Been advised to have any diagnostic test,
    hospitalization, or surgery that was not completed? .........
8.  Have you had any change in weight in the past year? .........
9.  Have either of your parents, brothers, or sisters
    had diabetes, cancer, high blood pressure, heart
    disease, or mental illness? .................................
    (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND
    AGE AT ONSET)
10. Parents' Record (COMPLETE BELOW)
--------------------------------------------------------------------------------
                         IF LIVING                       IF DECEASED
               -----------------------------------------------------------------
                 AGE      STATE OF HEALTH     AGE AT        CAUSE OF DEATH
                                              DEATH
--------------------------------------------------------------------------------
Father
--------------------------------------------------------------------------------
Mother
--------------------------------------------------------------------------------
The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be attached to and made part of the application.
Dated at _____________________________ on __________________  X ________________________________________________________________
           CITY               STATE        MO.   DAY    YR                      SIGNATURE OF PROPOSED INSURED

______________________________________________________________________
  WITNESS

AP9500-P2-NY                                             PAGE 2 OF 3                                         85-21246-02  04/2002
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

PACIFIC LIFE & ANNUITY COMPANY                                                                   NONMD
Mailing           Life Insurance Operations Center                                      [Logo of PL&A]
Address           P.O. Box 6520-Newport Beach, CA 92658-6520
                  (888) 595-6997

APPLICATION, PART II - NON-MEDICAL
-------------------------------------------------------------------------------------------------------------------------------
SECTION C     COMPLETE IF APPLYING FOR CHILDREN'S TERM RIDER OR IF PROPOSED INSURED IS 14 YEARS AND 6 MONTHS OR YOUNGER
-------------------------------------------------------------------------------------------------------------------------------
1.                                                                                                AMOUNT OF
      NAME OF           RELATIONSHIP                          STATE                               INSURANCE      AMT. OF INS.
   PERSON TO BE         TO PROPOSED       DATE OF BIRTH        OF          HEIGHT       WEIGHT     NOW IN         CURRENTLY
      COVERED             INSURED         (MO./DAY/YR.)       BIRTH       (FT./IN.)    (POUNDS)     FORCE        APPLIED FOR
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
2a. Name and address of your personal physician, practitioner, or health facility

-------------------------------------------------------------------------------------------------------------------------------
 b. Date.          c. Reason for and results of last visit

-------------------------------------------------------------------------------------------------------------------------------
3.   Has any person named in Question 1 during the past 10 years had or been diagnosed or treated by a member of the medical profession for:
     (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                                                                Yes      No
     A.  Diabetes, cancer, or epilepsy?...........................................................
     B.  Heart murmur, high blood pressure, or any heart condition?...............................
     C.  Any disorder(s) of the Immune System, including AIDS (Acquired Immune Deficiency
         Syndrome) and ARC (AIDS-Related Complex)?................................................

4.   Has any person named in Question 1:
     A.  Been in a hospital, sanitarium, or other institution for diagnosis, treatment, or a surgical operation within the past 5 years?..............................................
     B.  Had any medical consultation or treatment within the past 3 years, other than as stated in any answer above?..............................................................
-------------------------------------------------------------------------------------------------------------------------------
   QUESTION          FIRST NAME       REASON FOR CONSULTATION       DATE     DURATION-RESULT        NAME AND ADDRESS OF
      NO.                                                                                           PHYSICIAN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     DECLARATIONS
-------------------------------------------------------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the application.
I understand that:
    1.  Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true.
    2.  All changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing to this life insurance policy.
    3.  No agent or medical examiner is authorized to make or modify contracts or to waive any of the
        Company's rights or requirements.
Signed and Dated in:

at ________________________________  on _____________________   X _________________________________________
         CITY              STATE            MO.   DAY    YR        Signature of Proposed Insured's Parent

                                                                X _________________________________________
                                                                   Signature of Proposed Insured's Parent

IF OWNER IS A CORPORATION, THE SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER OTHER THAN THE PROPOSED
INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.
I certify that I have truly and accurately recorded hereon the information supplied.

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

____________________________________        _____________________________________
   Signature of Soliciting Agent            Please Print Soliciting Agent Name

AP9500-P2-NY                                           PAGE 3 OF 3                                     85-21246-02  04/2002
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
GENERAL QUESTIONNAIRE                                                                            RISK AVOC
PACIFIC LIFE & ANNUITY COMPANY
700 Newport Center Drive                                                                         [Logo of PL&A]
Newport Beach, CA 92660

-------------------------------------------------------------------------------------------------------------------------------
FULL NAME (Print)                                                DATE OF BIRTH

                                                                 Mo.            Day             Yr.
-------------------------------------------------------------------------------------------------------------------------------
SECTION A          AUTOMOBILE, MOTORCYCLE AND/OR POWER BOAT RACING
------------------ ------------------------------------------------------------------------------------------------------------
1.      Type of racing?       ___Midget     ___Go-Kart       ___Modified Stock       ___ Drag Racing       ___ Motorcycle
-------------------------------------------------------------------------------------------------------------------------------
        ___ Powerboat         ___ Other (explain) _____________________________________________________
-------------------------------------------------------------------------------------------------------------------------------
2.      Make? _________________             Model? _____________________             Displacement? ________________
-------------------------------------------------------------------------------------------------------------------------------
        Class? _________________            Engine Make & Model? ____________________               HP? _____________
-------------------------------------------------------------------------------------------------------------------------------
3.      (a)    Number of races 12-24 months ago? ______________               (b)  Past 12 months? ________________
-------------------------------------------------------------------------------------------------------------------------------
        (c)    Date of last race? ________________      (d)        Est. next 12 months? ________________________
-------------------------------------------------------------------------------------------------------------------------------
4.      Type of race?       __ Midget    __ Sports Car  __ Stock Car    __ Championship     __ Drag    __ Kart    ___ Hillclimb
-------------------------------------------------------------------------------------------------------------------------------
        __ Cross Country    __ Hound & Hare     __ Moto-Cross    __ Other (explain) _______________________________________
-------------------------------------------------------------------------------------------------------------------------------
5.      Type of course?     __ Paved      __ Dirt   __ Drag Strip  __ Oval    __ Other (explain) __________________________
-------------------------------------------------------------------------------------------------------------------------------
        ___________________________________________________________________________________________________________________
-------------------------------------------------------------------------------------------------------------------------------
6.      Where do you race?      __ Local?     If not, where? ______________________________________________________________
-------------------------------------------------------------------------------------------------------------------------------
7.      Competition against?  __ Other cars   __ Clock  __ Straightaway   __ ______________________________________________
-------------------------------------------------------------------------------------------------------------------------------
8.      Average Speed? __________________     Top Speed? _____________________       Average miles per race? ______________
--------------------------------------------------------------------------------------------------------------------------------
9.      Is your    __ Professional                         __ Amateur                  __ Other (explain)
        racing?                                                                        ________________________
--------------------------------------------------------------------------------------------------------------------------------
SECTION B          UNDERWATER DIVING (SKIN OR SCUBA)
--------------------------------------------------------------------------------------------------------------------------------
1.      What type of equipment do you use? ________________________________________________________________________________
--------------------------------------------------------------------------------------------------------------------------------
2.      Location of diving activities? ________________________    Diving for pleasure? ____________   Pay? _______________
--------------------------------------------------------------------------------------------------------------------------------
3.      Do you belong to club or association?_____________________ Do you ever dive alone? ________________________________
--------------------------------------------------------------------------------------------------------------------------------
4.      Depths of Dives                              During Past 12 Months                     Expected Next 12 Months
--------------------------------------------------------------------------------------------------------------------------------
                                                     No. Dives        Average Time             No. Dives        Average Time
--------------------------------------------------------------------------------------------------------------------------------
               a. Less than 40 feet
--------------------------------------------------------------------------------------------------------------------------------
               b. 40 feet to 60 feet
--------------------------------------------------------------------------------------------------------------------------------
               c. 60 feet & Over
--------------------------------------------------------------------------------------------------------------------------------
               d. Maximum depth obtained
--------------------------------------------------------------------------------------------------------------------------------
SECTION C          PARACHUTE JUMPING AND SKY DIVING
--------------------------------------------------------------------------------------------------------------------------------
1. Are you now a member of any parachute or sky diving club or association? ________________________________________________
2. Are all of your jumps made under auspices of your club or association?  _________________________________________________
3. (a) Number of jumps 12-24 months ago? ________________   (b) Past 12 months? _____________  (c) Next 12 months? _________
4.      Do you participate in delayed chute opening competition or other stunts? ___________________________________________
5.      Location of jump areas? ___________________________________     Date of last jump? _________________________________
--------------------------------------------------------------------------------------------------------------------------------
REMARKS            IDENTIFY SECTION AND QUESTION
--------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the application.

Date ______________________________           X ____________________________________________________________________________
          Mo.     Day        Year               Signature of Proposed Insured (or Parent if Proposed Insured is under age 15)


__________________________________
Signature of Soliciting Agent

_______________________
Agency No.

AP7503-NY                                            Page 1 of 2                                             85-21364-00 5/2000
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GENERAL QUESTIONNAIRE                                                                                       RISK AVI
PACIFIC LIFE & ANNUITY COMPANY
700 Newport Center Drive                                                                                    [Logo of PL&A]
Newport Beach, CA 92660
--------------------------------------------------------------------------------------------------------------------------------
FULL NAME (Print)                                                 DATE OF BIRTH

                                                                  Mo.                   Day            Yr.
--------------------------------------------------------------------------------------------------------------------------------
SECTION D           AVIATION
--------------------------------------------------------------------------------------------------------------------------------
1. Type of Activity                                                  FOR CIVILIAN AND MILITARY PILOTS:
                                                                  5. A. Type of license/certificate/rating held (CHECK
                                 HOURS FLOWN                            APPROPRIATE BOXES):
                     ----------------------------------------
                                                                        __ Student   __ Private   __ Commercial ATR   __ IFR
                     ----------------------------------------
                     Last       12-24    All Prior  Ext. Next        B. Date of last renewal: _______________________________
                     12 months  Mo. Ago  Years      12 Mo.
                     ----------------------------------------        C. Purpose of flights: _________________________________
    Civilian Pilot
                     ----------------------------------------        ________________________________________________________
    Military Pilot
                     ----------------------------------------        D. Total flying hours to date: _________________________
    Member of Crew
                     ----------------------------------------        E. Date of last flight: ________________________________


                                                    Yes    No
2.  Have you ever done or do you intend to                           FOR CREW MEMBERS:
    engage in flying for the purpose of exhibition,
    endurance tests, racing, stunt flying, testing, air           6. A. Duties aboard aircraft: _____________________________
    cargo operations, crop dusting or spraying, or                      _____________________________________________________
    instruction of student pilots?.....................              B. Purpose of flights: _________________________________
                                                                        _____________________________________________________
3.  A.  Have you ever flown or do you intend to                      C. Date of last flight: ________________________________
        fly outside of the United States?..............              D. Do you plan to take instructions as a pilot?  Yes  No
    B.  Have you ever been involved in any                              (IF "YES", EXPLAIN IN "REMARKS")
        accident due to flying activities?.............
    C.  Have you ever been charged with any                       7. If aviation activity does not permit standard
        violation of air regulations?..................              unrestricted coverage, please issue as follows:
    (IF "YES" TO QUESTIONS 2, 3A OR 3C, EXPLAIN IN                   ___   Full aviation coverage, if available, with
    "REMARKS".)                                                            appropriate extra premium.
                                                                     ___   Aviation exclusion rider.
4.  Describe type of aircraft flown in (including
    alphabetic & numeric code).


-------------------------------------------------------------------------------------------------------------------------------
REMARKS            IDENTIFY SECTION AND QUESTION
-------------------------------------------------------------------------------------------------------------------------------




_______________________________________________________________________________________________________________________________
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the application.

Date ______________________________             X______________________________________________________________________________
          Mo.     Day        Year               Signature of Proposed Insured (or Parent if Proposed Insured is under age 15)

___________________________________
Signature of Soliciting Agent

___________________________________
Agency No.

AP7503-NY                                            Page 2 of 2                                             85-21364-00 5/2000
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